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                     CLASS A, CLASS B AND CLASS C SHARES OF

                           AIM PREMIER EQUITY II FUND

                         Supplement dated July 31, 2003
                       to the Prospectus dated May 1, 2003


The Board of Trustees of AIM Funds Group ("Seller") approved, on July 30, 2003, a Plan of Reorganization (the "Plan") pursuant to which AIM Premier Equity II Fund ("Selling Fund") would transfer all of its assets and liabilities to AIM Premier Equity Fund ("Buying Fund"), both of which are series of Seller (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

A I M Advisors, Inc. ("AIM") serves as the investment advisor to both Selling Fund and Buying Fund. The investment advisor is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company. The Reorganization is part of an integration initiative announced on March 27, 3003, by AMVESCAP, with respect to its North American mutual fund operations.

One component of AMVESCAP's integration initiative is the rationalization and streamlining of various funds within The AIM Family of Funds(R). In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete in the same space for shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing the number of funds within The AIM Family of Funds(R) will allow AIM to concentrate on managing its core products.

AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

The Board of Trustees of Seller, including the independent trustees, has determined that the Reorganization is in the best interests of Selling Fund and that the interests of the shareholders of Selling Fund will not be diluted as a result of the Reorganization.

The primary investment objective of Buying Fund and Selling Fund is the same. Both funds seek to achieve long-term growth of capital. Buying Fund has an additional secondary objective of income.

The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around October 21, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

It is anticipated that Selling Fund will be closed to new investors during the fourth quarter of 2003.